[GRAPHIC OMITTED] Standby Letter of Credit Application and Agreement
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Date: November 30, 2006
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TO:                                     AND
   ------------------------------------     ------------------------------------
      International Trade Services          Complete this section only if
        Department                          application is being submitted
      Comerica Bank                         through another bank.

   BY COURIER:
      One Detroit Center                    ------------------------------------
      500 Woodward Avenue                   NAME OF APPLICANT'S BANK
      Detroit, Michigan 48226-3341
                                            ------------------------------------
                                            STREET ADDRESS
   BY MAIL:
      P.O. Box 75000                        ------------------------------------
      Detroit, Michigan 48275-3341          CITY, STATE, ZIP

      (Bank's Designated Office)
   ------------------------------------     ------------------------------------

The undersigned hereby requests Comerica Bank to issue an irrevocable standby letter of credit and notify directly or through an advising bank by: a)
[ ] Forwarding directly to beneficiary via [ ] mail [ ] courier; b)
[ ] S.W.I.F.T./telex; c) [ ] Hold for pickup by (insert name):_________________; or d) [ ] Send to third party (insert name and address):________________________ _____________________ by [ ] mail [ ] courier; as follows (if the preceding information is not completed we will send the Credit directly to the beneficiary or an advising bank we select):

Advising Bank if applicable): Bank of America, Scranton, PA
                              Branch or S.W.I.F.T. No.:  bofaus3n
                              --------------------------------------------------
                                   (COMPLETE STREET ADDRESS - NO P.O. BOX)

In favor of (Beneficiary)     Bank of America N.A.
                              --------------------------------------------------
                                               (NAME)

                              901 Main Street, Dallas Tx 75202-3714
                              ATTN:  Mail Code TX1-492-66-01
                              --------------------------------------------------
                                    (COMPLETE STREET ADDRESS - NO P.O. BOX)

For account of (Applicant)    Scottish Re Limited
                              --------------------------------------------------
                                               (NAME)

                              60 Lombard Street, London, EC3V 9EA, UK
                              ATTN:
                              --------------------------------------------------
                                    (COMPLETE STREET ADDRESS - NO P.O. BOX)

Amount $1,403,204.00 One Million Four Hundred and three Thousand Two Hundred and Four Dollars and no cents
                              --------------------------------------------------
                                        (AMOUNT IN WORDS AND FIGURES)

Expiration Date               one year from issuance
                              --------------------------------------------------
                                           (PROVIDE SPECIFIC DATE)

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Auto Extension Provisions (select one option and complete, or the default selection is not automatically extendable):
X NOT AUTOMATICALLY EXTENDABLE; OR

[ ] AUTO EXTENDABLE ____ Number of Days Notice Prior to Expiration
    (i.e., 30, 45, 60, 90) ____ How often (i.e., yearly, semi-yearly)
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Drawing and Presentation Options (you must select only one option):

                                                         [ ] Partial Drawing
                                                          Permitted/Multiple
  X Partial Drawings/         [ ] Partial Drawings/     Presentation Prohibited
 Multiple Presentations      Multiple Presentations     (only one presentation
  Permitted (multiple         Prohibited (only one     may be made but it may be
 presentations for less       presentation and for      for less than the full
    than full amount)             full amount)             amount available)
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Available by draft(s) at sight drawn on Comerica Bank as follows (you must select only one):
X Issue the Standby Letter of Credit substantially in the form attached hereto as Exhibit A. (Mark "Exhibit A" and Applicant must sign).
[ ] A written statement purportedly signed by the beneficiary with the following wording: "______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________."

[ ] NO DOCUMENTS REQUIRED. (If selected, the only documentary requirement for payment is presentation of a draft or presentation by S.W.I.F.T., as applicable).
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

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[ ] OTHER CONDITIONS, INSTRUCTIONS AND REQUESTS:________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
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TERMS AND CONDITIONS

In these provisions:

(1) "Applicant" means the undersigned party or parties identified and signing as such.

(2) "Application" and "Agreement" each means this Standby Letter of Credit Application and Agreement for an irrevocable standby letter of credit to be issued by Bank, as such Application may be amended or modified from time to time in accordance with the provisions hereof.

(3)  "Bank" means Comerica Bank.

(4) "Credit" means the irrevocable standby letter of credit (or confirmation) issued by Bank at its option pursuant to this Application, as such letter of credit may be modified or amended from time to time.

(5) "Governing Rules" means the rules governing letter of credit practice as specified in the Credit, which shall be either the International Standby Practices 1998, International Chamber of Commerce ("ICC") Publication No. 590, and any revisions thereof approved by the ICC and adhered to by Bank or the Uniform Customs and Practice for Documentary Credits (1993 Revision), ICC Publication No. 500, and any revisions thereof approved by the ICC and adhered to by Bank.

(6) "Instrument" means any draft, receipt, cable or written demand for payment relating to the Credit.

In consideration of the issuance of the Credit by Bank, Applicant hereby agrees with Bank as follows:


1. Applicant will reimburse Bank at its designated office, in cash, the amount required to pay each Instrument, such reimbursement to be made on demand in the case of each sight draft or demand, with interest from the date of payment of the Instrument to the date of reimbursement. Any Credit payable in U.S. dollars shall be reimbursed in U.S. dollars. Upon the occurrence of any event of default described in paragraph 11 below, Applicant will pay Bank a sum equal to Bank's outstanding liability under the Credit.

2. Applicant will pay Bank such commission as has been agreed to, the reasonable fees and expenses of Bank in connection with the Credit according to Bank's standard practice as in effect from time to time, and interest on the amount paid by Bank and not reimbursed as provided in paragraph 1 hereof, including all charges and expenses paid or incurred by Bank in connection therewith, at the rate of three (3%) percent above Bank's prime rate; and effect shall be given to any change in the interest rate resulting from a change in the prime rate on the date of such change in the prime rate. The "prime rate" shall mean the rate of interest established by Bank from time to time as its prime rate, which may not necessarily be the lowest interest rate charged by Bank to its borrowers. There shall be no refund or decrease, and Applicant shall not be entitled to any return, of any commission paid or owed to Bank in the event that the Credit is reduced, terminated, cancelled or otherwise modified. Bank is authorized to charge Applicant's deposit accounts and other accounts with Bank for all required payments and reimbursements.

3. If any law or regulation or the interpretation or implementation thereof by any court or administrative or governmental authority charged with the administration thereof shall either: (a) impose, modify or deem applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, Bank, or (b) impose on Bank any insurance premium or other condition regarding this Application or the Credit, and the result of any event referred to in clause (a) or (b) above shall be to increase the cost of issuing or maintaining the Credit over that which Bank assumed in determining its fees, then, upon demand by Bank, Applicant shall immediately pay to Bank, as specified by Bank from time to time, additional amounts which shall be sufficient to compensate Bank for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at the rate and on the terms set forth in paragraph 2 above. A certificate as to such increased cost incurred by Bank as a result of any event mentioned in clause (a) or (b) above, submitted by Bank to Applicant shall be conclusive, absent manifest error, as to the amount thereof.

4. Applicant agrees to indemnify and hold Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which Bank may incur (or which may be claimed against Bank by any person) by reason of, or in connection with, the execution and delivery or transfer of, or payment or failure to pay under, the Credit, or by reason of, or in connection with, any other matters arising under this Application, or any of the transactions contemplated hereby; provided, however, Applicant shall not be required to indemnify Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by Bank's willful misconduct or gross negligence.

5. Applicant assumes all risks of the acts or omissions of any beneficiary or transferee of the Credit with respect to its use of the Credit. Neither Bank nor any of its officers, directors, employees or agents shall be liable or responsible for: (a) the use which may be made of the Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsements thereof, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by Bank made against presentation of documents which substantially comply with the terms of the Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Credit. In furtherance and not in limitation of the foregoing, Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. Bank shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in business of any of Bank's correspondents. The occurrence of any one or more of the contingencies referred to in the preceding clauses of this paragraph shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder or Applicant's obligation to make reimbursement. Applicant will promptly examine (i) the copy of the Credit (and any amendments thereto) sent to it by Bank and (ii) all documents and Instruments delivered to it from time to time by Bank, and, in the event of any claim of noncompliance with Applicant's instructions or other irregularity, will immediately notify Bank thereof in writing, Applicant being conclusively deemed to have waived any such claim against Bank and its correspondents unless such notice is given within seven (7) business days of Bank sending the Credit and the applicable documents and Instruments to Applicant.


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

6. Applicant will pay on demand all reasonable costs and expenses (including without limitation, reasonable attorneys' fees and legal expenses) incurred by Bank in connection with the enforcement of this Application and such other documents which may be delivered in connection with this Application or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain Bank from paying any amount under the Credit.

7. Except insofar as instructions may be given by Applicant in writing or by a Request (as defined in paragraph 9 below) expressly to the contrary with regard to, and prior to, Bank's issuance of the Credit, Bank may, but shall not be required to, honor, as complying with the terms of the Credit and the Application, any Instruments or other documents otherwise in order signed or issued by any administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative of the party authorized under the Credit to draw or issue such Instruments or other documents.

8. This Agreement and all rights, obligations and liabilities arising hereunder, and the Credit (unless the Credit provides for a different governing law) shall be subject to and construed in accordance with the laws of the State of Michigan, including the Michigan Uniform Commercial Code, as from time to time amended and enforced (the "Commercial Code"), without regard to its conflict of law principles. This Agreement and the Credit shall be subject to the Governing Rules (a copy of which is available upon request) and, in the event any provision of the Governing Rules is or is construed to vary from or be in conflict with any provision of the Commercial Code, the Governing Rules shall prevail. Notwithstanding the terms of this paragraph 8, if the Credit provides for a governing law other than the laws of the State of Michigan, the selected governing law provided for in the Credit shall govern the Credit, along with the Governing Rules.

9. Applicant authorizes Bank to honor Applicant's request to waive a discrepancy in a document or Instrument, or to issue or amend the Credit for Applicant's account and risk upon a request communicated to Bank by telephone, telegram, telex, computer, facsimile transmission, S.W.I.F.T. or other electronic means (a "Request") subject to the following: (a) a Request shall be made only by those persons authorized by Applicant in accordance with Bank's established requirements, and Bank shall not be obligated to identify such persons so authorized beyond the use of the authorized name or code identification, if any is established, (b) all Requests will be confirmed by Bank in writing by sending to Applicant a copy of the documents authorized or requested by Applicant and Applicant agrees promptly to examine such documents and to report any discrepancies promptly upon receipt of such confirmation, (c) if frequent Requests are to be made, Bank may, but shall not be obligated to, assign a unique code number or word and require that such code be used by Applicant (and if such a code number or word is established, all further Requests shall refer to such code), (d) Bank shall not be liable for any loss that Applicant may incur as a result of Bank's compliance with a Request in accordance with this Application even if unauthorized, provided that Bank acted in good faith, and Applicant agrees to indemnify Bank and hold Bank harmless for any such losses, (e) Bank will not be liable for any delays in honoring any Request, nor for any delays caused by others to whom Bank may transmit such Request either at Applicant's direction or otherwise and Bank will not be required to honor Requests on the day on which Requests are received unless Bank has agreed to do so and Applicant has caused such Request to be received before the time Bank has specified to honor such Request, (f) Bank shall not be obligated to honor any Requests provided that Bank has notified Applicant by telephonic or other prompt means, (g) all Requests shall be subject to the terms of this Application and any other written or electronic agreement entered into between Bank and Applicant in connection with any transaction relating to such Request. Bank may record any Request made by telephone and any other telephonic communications between Applicant and Bank regarding the Credit. Notwithstanding anything to the contrary contained in this Agreement, Bank shall not be obligated to, and shall have no liability for failing to, honor or comply with a Request.

10. has delivered cash collateral in an amount not less than $4,900,000 (or its Pounds Sterling equivalent) to be held in a Barclay's Bank account in Bank's name subject to the Deposit Deed dated the date hereof between Applicant and Bank (the "Deposit Deed"). In the event of a default by Applicant hereunder, Bank shall have all remedies available to Bank under the Commercial Code, in addition to other remedies in law or equity.

11. Upon the death of any Applicant; or if any of the obligations and/or liabilities of Applicant to Bank shall not be paid or performed when due; or if there is a breach in any warranty or representation herein; or if Applicant shall become insolvent (however such insolvency may be evidenced) or commit any act of bankruptcy or insolvency, or make a general assignment for the benefit of creditors; or if Applicant shall suspend the transaction of its usual business or be expelled or suspended from, or reprimanded by, any securities exchange; or if an application is made by any judgement creditor of Applicant for an order directing Bank to pay money or deliver other property (and Applicant is unable to have such order set aside within 45 days of notice thereof); or if a petition in bankruptcy shall be filed by or against Applicant or a petition or any proceeding shall be filed or instituted by or against Applicant for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of Applicant, or shall assume control over the affairs or operations of Applicant, or if a receiver shall be appointed for, or a writ of order of attachment or garnishment shall be issued or made against, any of the property or assets of Applicant (and Applicant is unable to have such order or attachment set aside within 45 days of the entry thereof); at any time; thereupon, unless Bank shall otherwise elect, any and all obligations and liabilities of Applicant to Bank hereunder, whether now existing or hereafter incurred, shall become immediately due and payable forthwith without presentation, demand or notice, all of which Applicant hereby waives, and Bank is hereby authorized to exercise all rights and remedies available to it under the Deposit Deed.

12. Applicant submits, in any legal proceeding related to the Application or the Credit, to the nonexclusive jurisdiction over the person of Applicant of any court of competent jurisdiction sitting in the State of Michigan and agrees to a suit being brought in any such court; waives any objection that it may now have or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court; agrees that service of process and any such legal proceeding may be made, and shall be conclusively deemed sufficient and adequate, by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by teletransmission to Applicant at its address set forth therein or such other address of which Bank shall be notified in writing, in which event, service shall be deemed complete upon the filing with the court of a copy of the process mailed or sent and an affidavit attesting the mailing or sending. Applicant agrees that nothing herein shall affect Bank's right to effect service of process in any other manner permitted by law.

13. Bank shall not be deemed to have waived any of its rights hereunder, unless Bank or its authorized agents shall have signed such waiver in writing. No such waiver, unless expressly as stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

14. If Applicant has submitted this Application to its bank ("Applicant's Bank") and requested that Applicant's Bank (as Applicant's agent) establish the Credit through Bank as the affiliate or correspondent of Applicant's Bank, then the following provisions shall apply: (a) the term "Bank" shall mean Applicant's Bank and Bank, both collectively and individually so that either Applicant's Bank or Bank may exercise all the rights, privileges and powers conferred upon Bank under this Application; (b) any collateral given as security for Applicant's obligations under this


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

     Application shall stand as security and collateral for the Credit and for any of Applicant's Bank's obligations entered into on behalf of Applicant for issuance of the Credit.

15. If the Credit was directed through Applicant's Bank, then Applicant's Bank, by its execution of this Application: (a) requests and appoints Bank as its agent to establish in Bank's name or through a correspondent the Credit;
     (b) authorizes Bank and/or its correspondent(s) to pay drafts drawn against the Credit as specified in this Application and to exercise all rights, powers and privileges conferred by this Application without reference to Applicant's Bank; (c) agrees to make payments to Bank in amount, time and manner as required of Applicant under this Application whether or not Applicant's Bank has received payment from Applicant; (d) assigns to Bank as security all its rights, including rights of payment and to security, under this Application and agrees to deliver to Bank, upon demand, such additional security as Bank may request, and also agrees to give Bank a lien on all its property, including deposit balances now or hereafter in Bank's possession for the amount of any liability of Applicant's Bank to Bank hereunder; and (e) agrees that if it fails to make any payment or provide any security as requested, all its obligations and liabilities to Bank shall immediately, without notice, become due and payable at Bank's sole option.

16. The obligations hereof shall bind the successors and assigns of Applicant, and all rights, benefits and privileges conferred on Bank shall be extended to, conferred upon, and may be enforced by Bank's successors and assigns. If Applicant is a partnership, the obligations hereof shall continue in force and apply, notwithstanding any change in the membership of such partnership, whether arising from the death or retirement of one or more partners or the accession of one or more new partners. If this Application is signed by two or more Applicants, it shall be the joint and several agreement of each Applicant.

17. Except as otherwise provided herein, any notice from Bank to Applicant, if mailed, shall be deemed given when mailed, postage paid, addressed to Applicant at its address set forth herein or such other address of which Bank shall be notified in writing at Bank's designated office. Whenever possible each provision of this Application shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Application shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Application.

18. Bank shall have the sole and absolute right to renew or not renew a Credit. If the Credit provides for automatic renewal, Bank must receive actual notice in writing at least sixty (60) days prior to the last day specified in the Credit by which Bank must give notice of its intent not to renew the Credit; if Applicant fails to provide Bank with actual written notice of Applicant's intent not to renew the Credit at least sixty (60) days prior to the last day specified in the Credit by which Bank must give notice of its intent not to renew the Credit, then Applicant shall be deemed to have irrevocably authorized the renewal of the Credit, and Applicant shall continue to be liable under the terms of this Agreement. Notwithstanding Applicant's request to renew a Credit or failure to timely give Bank actual notice of Applicant's desire to not renew a Credit, any decision whether to renew a Credit shall be in Bank's sole and absolute discretion. Applicant acknowledges that in the event the beneficiary of the Credit, or any employee, successor, assignee, representative, trustee or agent of the beneficiary is notified that Bank has elected not to renew the Credit, the terms of the Credit may allow it to be drawn upon, and Applicant shall be bound by the reimbursement and other obligations under this Agreement, and Applicant shall irrevocably waive all claims, causes of action, and defenses that Applicant may have against Bank for electing not to renew the Credit.

19. This Agreement, the Deposit Deed and the Letter Agreement by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re Limited and Bank constitute the entire agreement and understanding of the parties regarding its subject matter, supersedes all prior agreements regarding its subject matter, and, except as provided in paragraph 9, can only be modified in writing by the each party's authorized representatives. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties, and there are no unwritten oral agreements between the parties.

20. APPLICANT AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, APPLICANT AND BANK (BY ITS ACCEPTANCE OF THIS AGREEMENT) KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.


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

In consideration of Bank issuing the Credit and for other consideration, the receipt and adequacy of which is hereby acknowledged, Applicant agrees to be bound by this Agreement, including but not limited to the payment obligations therein set forth, and including being jointly and severally liable for all indebtedness and obligations of Co-Applicant, if any, arising under or pursuant to this Agreement.

-----------------------------------------    -----------------------------------

APPLICANT                                    APPLICANT'S BANK (This section must
                                             be completed by applicant's bank if
                                             application is being submitted
                                             throughanother bank)


SCOTTISH RE LIMITED                          -----------------------------------
                                             NAME


/s/ Duncan Hayward  CFO
-----------------------------------------    -----------------------------------
AUTHORIZED SIGNATURE, TITLE                  AUTHORIZED SIGNATURE, TITLE

/s/ David Howell  CEO
-----------------------------------------    -----------------------------------
AUTHORIZED SIGNATURE, TITLE                  AUTHORIZED SIGNATURE, TITLE


-----------------------------------------
CONTACT NAME


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TELEPHONE NUMBER

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Co-Applicant agrees to be bound by the
terms and conditions of this Agreement
(as Applicant) and Applicant and Co-
Applicant agree that each shall be
jointly and severally liable for all
indebtedness and obligations arising
under or pursuant to this Agreement.


CO-APPLICANT


By:
   -------------------------------------
          Authorized Signature

Its:
    ------------------------------------
          Title

Address:
         -------------------------------
         -------------------------------
         -------------------------------
Telephone: (   )
            --- ------------------------
Facsimile: (   )
            --- ------------------------

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